                               AGREEMENT OF SALE


     THIS AGREEMENT ("Agreement") dated as of this 27th day of March, 1996 by and among Interactive Solutions, LLC, a Kentucky limited liability company ("Interactive") with principal offices located at 191 West Lowry Lane, Suite A, Lexington, Kentucky 40503, and its members Bruce W. Hanks residing at 3500 Beaver Place Road #167, Lexington, Kentucky 40503, Kevin Rogers residing at 2120 Harbourside Drive, Longboat Key, Florida 34228, Michael Jonas residing at 4142 Waikiki Drive, Sarasota, Florida 34241, (the three members are hereinafter referred to as "Members") (the Members and Interactive are sometimes hereinafter referred to collectively as "Sellers") and ISL, Inc., a Delaware corporation (the "Buyer") with principal offices located at 2150 Whitfield Industrial Way, Sarasota, Florida 34243.

                              W I T N E S S E T H
     WHEREAS, the Sellers desire to sell to the Buyer and the Buyer desires to purchase from the Sellers substantially all of the properties and assets, subject to certain liabilities, of the Sellers;
     NOW, THEREFORE, in consideration of the mutual promises herein set forth and subject to the terms and conditions hereof, the parties agree as follows:
     1. Definitions. As used in this Agreement, terms defined in the preamble and recitals of this Agreement shall have the meanings set forth therein and the following terms shall have the meanings set forth below:
     "Affiliate" shall mean, with respect to any person or entity, the shareholders, subsidiaries, officers, directors and/or partners of such person or entity and any other person which directly or indirectly controls, is controlled by or is under common control with such person or entity.
     "Agreement" shall mean this Agreement of Sale and all Schedules and Exhibits hereto, as the same may from time to time be amended.
     "Assumed Liabilities" shall mean all Liabilities of the Sellers which are listed on Exhibit A attached to this Agreement.
     "Closing" shall mean the closing of the transactions contemplated by this Agreement.
     "Closing Date" shall mean a date on or after all of the conditions specified in paragraphs





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8 and 8A hereof have been satisfied or waived.
     "Code" shall mean the Internal Revenue Code of 1986 and all regulations promulgated thereunder, as the same have from time to time been amended.
     "Convertible Common Consideration" shall mean 1,000,000 Non-Voting Convertible Common shares of Teltronics, Inc. ("Teltronics") a Delaware corporation, as set forth in Section 3(a) hereof.
     "Employment Agreements" shall mean the employment agreements between the Buyer and each of Kevin Rogers and Bruce W. Hanks, containing the terms summarized in Exhibit A-1 attached to this Agreement.
     "Escrow/Indemnity Agreement" shall mean the Escrow/Indemnity Agreement to be executed and delivered by the Buyer and Sellers at the Closing.
     "Liabilities" shall mean all debts, liabilities, taxes (including any sales or transfer taxes on the sale of the Purchased Assets), obligations under contracts, leases, agreements and commitments, and other obligations of every kind and character of the Sellers as the same may exist at the Closing (whether accrued, absolute, contingent or otherwise, and whether due or to become due) or which may arise in the future based upon events or a state of facts existing at the Closing.
     "Members" shall mean all of the Members of Interactive as of the Closing Date.
     "Phoenix License" shall mean the Computer Technology License Agreement entered into and made effective as of the 15th day of December, 1995, by and between Phoenix Technologies Ltd., a Delaware corporation having its principal place of business at 2770 De La Cruz Boulevard, Santa Clara, California 95050 and Interactive, a true and correct copy of which has been delivered to Buyer on or before the date hereof.
     "Purchased Assets" shall mean all of the Interactive's properties and assets, real and personal, tangible and intangible, or every kind and wherever situated, which are owned by the Interactive or in which the Interactive has any right, title or interest (including, without limiting the generality of the foregoing, its business as a going concern, its goodwill, franchises and all right, title and interest in and to the use of its corporate or other names and in its business names and any derivatives or combinations thereof; its trademarks, trademark registrations, trademark applications, trade names, copyrights, copyright applications, copyright registrations, patents, patent applications, patent registrations, permits, licenses, processes, formulae, trade





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secrets, inventions and royalties (including all rights to sue for past infringement); its leaseholds; its inventory, equipment and supplies; its cash, money on deposit with banks, factors and others, certificates of deposit, commercial paper, stocks, bonds and other investments including but not limited to all of its right, title and interest in and to the capital stock of Wesco Capital Holdings, Inc. ("Wesco") a Delaware corporation, its accounts receivable; its insurance policies; its causes of action, judgments, claims and demands of whatever nature; its tangible and intangible personal property of all kinds; its deferred charges, advance payments, pre-paid items, claims for refunds, rights of offset and credits of all kinds; all credit balances of or inuring to it under any state unemployment compensation plan or fund; its employment contracts, restrictive covenants and obligations of present and former officers and employees and of individuals and corporations; its accounts, contract rights, general intangibles, returned and repossessed goods, and rights as an unpaid vendor, secured party or lienor; its credit balances, documents, instruments and other chooses in action; its contracts, purchase orders, leases, right under joint venture agreements or arrangements and other agreements; its files, papers and records relating to the aforesaid business, properties and assets; all assets reflected on the Financial Statements or acquired by the Sellers since the date of such Financial Statements, except for those assets which have been transferred or disposed of in the ordinary course of business and consistent with past practice after the date of such Financial Statements or as otherwise permitted by this Agreement); provided, however, that the purchased Assets shall not include the Retained Assets. Purchased Assets shall also include without limiting the generality of the foregoing all of the Members' properties and assets, real and personal, tangible and intangible, or every kind and wherever situated which are owned by the Members (jointly and/or severally) or which the Members have any right, title or interest in or to, which are, or have been used in connection with the business of Interactive including without limitation, any trademarks, trademark registrations, trademark applications, trade names, copyrights, copyright applications, copyright registrations, patents, patent applications, patent trade secrets, inventions and royalties (including all rights to sue for past infringement) and all of the Members rights, title and interest in and to Wesco, including but not limited to, any and all shares of capital stock of Wesco owned by the Members.
     "Retained Assets" shall mean the Members personal assets, including their Membership Interest in Interactive, not utilized in connection with or useful to the business of Interactive as

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described on Exhibit B attached to this Agreement.
     "Retained Liabilities" shall mean all of the Liabilities except the Assumed Liabilities.
     "Taxes" shall mean all Federal, state, local and foreign taxes, including, without limitation, income taxes, excise taxes, sales taxes, use taxes, gross receipts taxes, franchise taxes, employment and payroll taxes, property taxes, import duties and interest and penalties in connection with any of the foregoing.
     "Uniform Commercial Code" shall mean the Florida Uniform Commercial Code. "Worlds Agreement" shall mean the Development & Software License Agreement entered into as of October 17, 1995, by and between Worlds, Inc. a Delaware corporation, with an address of 510 Third Street, San Francisco, California 94107 and Interactive, a true and correct copy of which has been delivered to Buyer on or before the date hereof.
     2. Sale of Properties and Assets.
        (a) At the Closing, the Sellers will sell, transfer, assign, convey and deliver to the Buyer, and the Buyer will purchase, accept and acquire form the Sellers all of the Purchased Assets.
        (b) The Closing shall occur as soon as possible after the satisfaction of the conditions of Closing set forth in Sections 8 and 8A of this Agreement.
     3. Purchase Price. The aggregate purchase price to be paid by the Buyer for the Purchased Assets shall consist of (i) Convertible Common Consideration described in Section 3(a) and (ii) the assumption by the Buyer of the Assumed Liabilities as set forth in Section 3(b) hereof. The Sellers and the Buyer agree that the aggregate purchase price of the Purchased Assets shall be allocated based upon the book value of the Purchased Assets as reflected in a balance sheet to be prepared by Sellers as of the Closing Date ("Allocation"). Buyer and Sellers agree to utilize the Allocation for all purposes, including without limitations, financial reporting and federal income tax purposes and execute IRS Form 8594 with respect thereto.
        (a) Convertible Common Consideration. Purchaser shall at Closing, deliver 1,000,000 Non-Voting Convertible Common shares of Teltronics, par value $.001/share which shall contain the Terms described in Exhibit C to this Agreement and be issued subject to the Escrow/Indemnity Agreement.
        (b) Assumed Liabilities. At the Closing, the Buyer will assume the Assumed Liabilities. Except for the Assumed Liabilities, Buyer shall not assume and shall not be




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

responsible for any other obligation or Liability of Sellers, direct or indirect, known or unknown, absolute or contingent.
     4. Instruments of Transfer; Payment of Purchase Price and Assumption of Liabilities; Further Assurances.
        (a) Sellers' Deliveries. At the Closing, the Sellers shall deliver to the Buyer:
            (i) Bills of sale for the Purchased Assets owned by the Sellers, in form reasonably satisfactory to the Buyer;
            (ii) An assignment of each patent, trademark, copyright, and all other tangible and intangible contract rights under which the Sellers have any rights, title and/or interest, in form reasonably satisfactory to the Buyer;
            (iii) Assignments for all funds on deposit with banks or other persons which are Purchased Assets owned by the Sellers;
            (iv) Stock certificates for all of the shares of capital stock of Wesco owned by Sellers free and clear of all liens, claims, charges, restrictions, equities or encumbrances of any kind, which certificates shall be duly endorsed to Buyer or accompanied by duly executed stock powers in form satisfactory to the Buyer;
            (v) Such other instrument or instruments of transfer, in such form, as shall be reasonably necessary or appropriate to vest in the Buyer good and valid title to the Purchased Assets;
            (vi) The Employment Agreements, duly executed and delivered by the parties thereto;
            (vii) Evidence, satisfactory to the Buyer and its counsel, that certificates for all real property leases, and that all permits, consents, licenses, franchises and other authorizations listed in the Schedules have been transferred to or issued to the Buyer;
            (viii) Evidence of the authorization of the transactions contem-plated hereby by the Sellers together with certificates of incumbency, certi-fied copy of Interactive's Operating Agreement and other corporate or partner-ship documents, as the Buyer shall reasonably request;
            (ix) The Escrow/Indemnity Agreement duly executed and delivered by the parties thereto; and
            (x) Such other instrument or instruments of transfer, in such form, as



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shall be reasonably necessary or appropriate to vest in Buyer good and valid title to the Purchased Assets.
        (b) Buyer's Deliveries.  At the Closing, the Buyer shall deliver to the
Sellers:
            (i) The Convertible Common;
            (ii) Escrow Indemnity Agreement;
            (iii) Assumption instruments in form reasonably satisfactory to the Seller whereby the Buyer agrees to assume the Assumed Liabilities;
            (iv) The Employment Agreements duly executed and delivered by the Buyer; and
            (v) Evidence of the authorization of the transactions contemplated hereby by the Buyer and the Buyer's shareholders, together with certificates of incumbency and other corporate documents, as the Sellers shall reasonably request.
        (c) Documentation. All matters and proceedings taken in connection with the sale of the Purchased Assets by the Sellers to the Buyer and the assumption of the Assumed Liabilities by the Buyer as herein contemplated, including forms of instruments and matters of title, shall be satisfactory to the Sellers, the Buyer, the Members, and each of their respective counsel.
        (d) Other Transfer Instruments; Inspection Rights. Following the Closing, at the request of the Buyer, the Sellers shall (at the Sellers' expense) deliver any further instruments of transfer and take all reasonable action as may be necessary or appropriate (A) to vest in the Buyer all of the Sellers' title to the Purchased Assets, and (B) to transfer to the Buyer all of the Sellers' rights to licenses and permits necessary for the operation of the Purchased Assets.
     5. Representations and Warranties of the Sellers. The Sellers represent and warrant to the Buyer as follows:
        (a) Organization; Good Standing. Interactive is a limited liability company duly organized, validly existing and in good standing under the laws of state of Kentucky. Sellers have all requisite power and authority and legal right to own, operate and lease their properties, to carry on their business as now being conducted, and to enter into this Agreement and perform their obligations hereunder. Interactive is qualified to do business in each jurisdiction where the conduct of its business or the ownership of its property requires such




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
qualification and where the failure to so qualify would have a material adverse effect on the business of Sellers. The chief executive office and principal place of business and the places where Interactive maintains all records relating to its business is 191 West Lowry Lane, Suite A, Lexington, Kentucky 40503. All of the Membership Interests and equity securities of the Interactive are owned beneficially and of record by the Members as shown on Exhibit D hereto. There are no other persons or entities having an interest in such Membership Interests, as Member pledgee, assignee, option holder or otherwise.
     (b) Capitalization of Wesco. Set forth on Exhibit E hereto is a description of the authorized, issued and outstanding capital stock of Wesco and the names of persons to whom it is issued. There are no other classes or series of capital stock of Wesco authorized, issued or outstanding. All of the shares of Wesco owned by Sellers are validly issued, fully paid and non-assessable with no liability attaching to the ownership thereof. There are no outstanding rights of subscription, warrants, call options, contracts or other agreements of any kind, issued or granted by any of the Sellers or Wesco to purchase or otherwise acquire securities of Wesco. Sellers are the sole record and beneficial owners of at least 68.91% of the outstanding shares of Capital Stock of Wesco, free and clear of all liens, claims, restrictions, equities and encumbrances of any kind.
     (c) Absence of Undisclosed Liabilities. With respect to Interactive, there are material liabilities or obligations of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, in an aggregate amount in excess of $10,00. The Sellers do not know of any material claim against the Sellers or liability of any nature, whether due or to become due, in any amount in the aggregate in excess of $10,000, or know of any other material claim or liability of any nature arising since October 1, 1995 in an aggregate amount in excess of $10,000, other than claims or liabilities incurred in the ordinary course of business.
     (d) No Material Adverse Change.
         (i) To the best of the Sellers' knowledge, except as set forth in
Schedule 5(d) hereto or except as permitted by this Agreement, since October 1, 1995, there has not been:
             (A) any material adverse change in the financial condition of Interactive, or

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            (B) any material damage, destruction or loss to any of the Purchased
Assets, whether or not covered by insurance, which materially adversely affects the ability of the Interactive or Sellers, taken as a whole, to conduct its business or so far as the Sellers can reasonably now foresee is likely in the future to affect or impair the ability of Interactive or Sellers, taken as a whole, to conduct its business.
     (ii) Since October 1, 1995, Interactive has not:
            (A) entered into any contract to merge or consolidate with any other corporation; or
            (B) sold, transferred or otherwise disposed of or encumbered all or any substantial part of its assets; or
            (C) declared or paid any dividend or other distribution in respect of Membership Interests; or
            (D) made any purchase, redemption or other acquisition, directly or indirectly, of any Membership Interest.
       (iii) Sellers have not sold, transferred or otherwise disposed of all or any part of the Purchased Assets.
   (e) Tax Returns and Payments. Sellers have duly filed all state, federal, local and foreign tax returns and reports required to be filed and have paid the amounts shown as owing thereon and any assessments received in connection therewith. All monies required to be withheld by the Sellers from employees for income taxes, Social Security and unemployment insurance taxes have been collected or withheld, and either paid to the respective governmental agencies or set aside in accounts for such purpose, or accrued, reserved against, and entered upon the books of the Sellers.
   (f) Real Property Leased. A list and description of all real property (together with any improvements) leased, in connection with the Business, by the Sellers or in which either the Sellers have any interest, are set forth in
Schedule 5(f) hereto. Except as set forth in Schedule 5(f) hereto, all such real property leases or other agreements are valid and effective in accordance with their respective terms, and, to the best knowledge of the Sellers, there are no existing defaults or events of default or events which with notice or lapse of time or both would constitute defaults, the consequences of which, severally or in the aggregate, would have a material adverse effect on the business and operations of the Sellers. Sellers have not received

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or given notice of any claimed default with respect to any such lease.  Except as set forth n Schedule 5(f) hereto, all such leases or other agreements are fully assignable without the consent of any third party and the continuation, validity and effectiveness of all such leases or other agreements under the current rental and other material terms will in no way be affected by the transactions contemplated by this Agreement.
   (g) Title to Purchased Assets. Sellers have good and valid title to all of the Purchased Assets, subject to no mortgage, pledge, option, assignment, escrow, hypothecation, lien, security interest, financing statement, lease, charge, encumbrance, easement or conditional sale or other title retention agreement.
   (h) Condition of Property. Except as set forth in Schedule 5(h), the condition of the Purchased Assets owned or leased by the Sellers is currently adequate for the conduct of the business of the Sellers.
   (i) Shareholder Agreement. On the Closing Date, there will be no agreements, written or oral between Wesco and any Seller (or any affiliate of such Seller) or any other person, or between or among any of the Sellers, relating to the acquisition, disposition or voting of the capital stock of Wesco.
   (j) Membership Agreements. On the Closing Date, there will be no agreements, written or oral, between Interactive and any Member or any other person, or between or among any of the Sellers, relating to the acquisition, disposition or voting of any Membership Interest in Interactive.
   (k) Financial Condition. The aggregate amounts for work: (i) performed, invoiced and paid; (ii) performed, invoiced and not paid; (iii) performed but not yet invoiced; and (iv) to be performed under the Worlds Agreement are described in Schedule 5(k) attached to this Agreement. The aggregate amounts paid, billed but not paid and to be billed under the Phoenix License are further described in Schedule 5(k) to this Agreement.
   (l) Trademarks, Licenses, etc. A list and brief description of all of the Sellers' trademarks, service marks, trade names, brands, patents, all applications for registration and registrations for trademarks, copyrights and patents, and all franchises, permits and licenses and rights with respect to the foregoing, are set forth in Schedule 5(l) hereto, Sellers own or possesses the right to use all the material trademarks, service marks, trade names, brands, copyrights, patents, franchises, permits and licenses, and rights with respect to the foregoing,


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necessary for the conduct of its business as now conducted.  The Sellers have not received notice of any conflict with the rights of others, or any use by others which conflicts in any material respect with the rights of the Sellers. All such marks, franchises, permits andlicenses and rights with respect to the foregoing and all contracts, and arrangements referred to in Schedule 5(l) here to are fully assignable without the consent of any third party. The Sellers have not received or given notice of any default or claimed or purported or alleged default on the part of any party in the performance or payment of any material obligation to be performed or paid by any party under any franchises, permits, licenses, contracts, agreements or arrangements referred to in or submitted as a part of Schedule 5(l) hereto. During the past five years the only names by which Sellers have been known or which the Sellers have used are Interactive Solutions, LLC, Bruce W. Hanks, Kevin Rogers and Michael Jonas.
     (m) Litigation; Compliance with Laws; etc.  Except as set forth in
Schedule 5(m) hereto there is (i) no suit, action pending or to the best of Sellers' knowledge, threatened, against either the Sellers or the property of the Sellers, (ii) no governmental investigation or inquiry pending or to the best of Sellers' knowledge, threatened against the Sellers, or (iii) no change in the environment, zoning or building laws, regulations or ordinances affecting the leasehold property of the Sellers or its business operations, pending of which Sellers have received notice, which matter referred to in clauses (i), (ii) and (iii) above would, severally or in the aggregate, materially and adversely affect the condition (financial or otherwise) business, property, assets or prospects of the Sellers. Sellers have complied with and are not in default in any respect under any laws, ordinances or governmental requirements, regulations or orders applicable to its business and properties (other than with respect to environmental matters) where such failure or default would materially and adversely affect the condition (financial or otherwise), business or assets of the Sellers. Sellers have not received any notice of any claimed violation or threatened proceeding or investigation with respect to any matter referred to in the foregoing sentences. To the best of Sellers' knowledge, no investigation is pending by any federal, state or local government, or by any agency or instrumentality thereof, the effect of which could materially affect the business in which the Sellers are engaged.
     (n) Authority. All necessary proceedings of the Sellers and the Members have been duly taken to authorize the execution, delivery and performance of this Agreement. This Agreement has been duly authorized, executed and delivered by the Sellers and is the

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legal, valid and binding obligation of the Sellers enforceable against the
Sellers in accordance with its terms.
     (o) Compliance with Other Instruments, etc. Subject to the obtaining of the consents listed in Schedules 5(f), 5(l) and 5(q) hereto, neither the execution and delivery of the Agreement nor the consummation of the transaction contemplated hereby will conflict with or result in any violation of or constitute a default under any term of the Articles of Organization or Operating Agreement of Interactive or any material agreement, mortgage, indenture, franchise, license, permit, authorization, lease or other instrument, judgment, decree, order, law or regulation by which the Sellers or any of its properties or assets are bound.
     (p) Governmental and Other Consents, etc. To the best of Sellers' knowledge, no consent, approval or authorization of or designation, declaration or filing with, any governmental authority, bureau or agency or other persons or entities on the part of either the Sellers is required in connection with the execution or delivery of this Agreement or the consummation of the transactions contemplated hereby other than notifications to and consents from the persons specified in Schedules 5(f), 5(l) and 5(q).
     (q) Agreements, etc. Set forth in Schedule 5(q) are complete and accurate lists of the following agreements and documents:
       (i) all leases, licensing agreements and franchise agreements to which any of the Sellers is a party or in which any of the Sellers has an interest (other than the leases, licensing agreements and franchise agreements set forth in Schedules 5(f) or 5(l) hereof);
       (ii) all bonus, incentive, compensation, profit-sharing, retirement, pension, group insurance, death benefit or other fringe benefit plans, deferred compensation and post-termination obligations, trust agreements of the Sellers in effect or under which any amounts remain unpaid on the date hereof or are to become effective after the date hereof;
       (iii) all collective bargaining and other agreements and contracts of the Sellers with any labor union or other representative of employees, including local agreements, amendments, supplements, letters and memoranda of understanding of all kinds and all employment and consulting contracts (including all retirement benefit agreements) not terminable by the Sellers or at will or on not more than 30 days notice without penalty to which the Sellers are a party;


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
       (iv) each instrument defining the terms on which indebtedness of the Sellers for borrowed money or guarantees thereof by the Sellers, in each case aggregating more than $10,000, are outstanding or may be issued;
       (v) any agreement limiting the Sellers' freedom to compete in any material respect in any line of business or with any person;
       (vi) all written agreements, contracts, arrangements, commitments, understandings, or obligations of the Sellers in which any officer, director or Member of the Sellers or any member of the family of any of the foregoing, has any interest, direct or indirect, in the Sellers; and
     (vii) all other agreements, licenses, contracts, arrangements, commitments, understandings or obligations, known to the Sellers, oral or written, of the Sellers which involve the payment by or to the Sellers of more than $5,000.
Except as set forth in Schedule 5(q) hereto, all instruments set forth in
Schedule 5(q) hereto are fully assignable without the consent of any third party, and the continuation, validity and effectiveness of all such instruments will in no way be affected materially and adversely by the transactions contemplated by this Agreement. To the best of Sellers' knowledge, there exists no default or claimed or purported or alleged default on the part of any party in the performance of any material obligation to be performed or paid by any party under any contracts, plans or other instruments or arrangements referred to in or submitted as a part of Schedule 5(q) hereto. The Sellers has not received or given notice of any default or claimed or purported or alleged default on the part of any party in the performance or payment of any material obligation to be performed or paid by any party under any contracts, plans or other instruments or arrangements referred to in or submitted as a part of
Schedule 5(q) hereto.
  (r) Customers and Suppliers. Set forth in Schedule 5(r) hereto is a list of names and addresses of the entities that account for 5% or more of the sales or 10% or more of the purchases, respectively, made by the Sellers during the calendar year 1995 showing with respect to each, the nature of the relationship (including the principal categories of products bought or sold). Except as set forth in Schedule 5(r) hereto, the Sellers has no knowledge of any intention of any customer or supplier to terminate, cancel, modify, or change its business relationship with the Sellers which individually or in the aggregate would be materially adverse to the business of the Sellers. The Sellers have no knowledge of any existing events or


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
conditions or state of facts or circumstances relating to the Sellers' relationships with customers and suppliers that will prevent the Buyer from conducting the business of the Sellers after the consummation of the transactions contemplated by this Agreement in essentially the same manner in which it has heretofore been conducted by the Sellers.
     (s) Permits and Licenses. Set forth in Schedule 5(s) hereto is a list and brief description of all permits, licenses, notices and similar filings that are required in the Sellers' operation of its respective business in each jurisdiction in which it conducts business, the failure of which to possesses would have a material adverse effect on the business, properties or condition (financial or otherwise) of the Sellers. Except as set forth in Schedule 5(s) hereto, all such permits, licenses, notices and similar filings may be freely transferred to the Buyer. Except as set forth in Schedule 5(s) hereto, to the best of Sellers' knowledge, the Sellers are not required to be licensed or regulated by any governmental or regulatory body by reason of the particular business conducted by it.
     (t) Schedules and Other Information. Neither this Agreement, nor the Schedules or Exhibits hereto, taken as a whole, contain any untrue statement of a material fact or omit state a material fact necessary in order to make the statements contained therein not misleading.
     (u) Accuracy of Documents. All agreements, contracts, leases, titles and other documents delivered by the Sellers to the Buyer for the Buyer's review in connection with this Agreement and the transactions contemplated hereby, including without limitation, all Articles of Organization, Operating Agreements, Worlds Agreement, Phoenix License, minutes, membership record books and tax returns are true, correct and complete copies of all such agreements, contracts, leases, titles and other documents.
     (v) [Intentionally omitted]
     (w) Conduct of Business.
         Except as set forth in Schedule 5(w):
         (i) Since October 1, 1995, the Sellers have:
             (A) used their best efforts to preserve its business organization intact, to keep available the services of its employees and representatives and to preserve the goodwill of its employees, customers, suppliers and others having business relations with the Sellers; and


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


          (B) maintained its books, accounts and records in the usual manner on a basis consistent with prior years.
     (ii) Since October 1, 1995, the Sellers have not:
          (A) modified their practices with respect to employee compensation or benefits, entered into any new oral or written compensation agreements with employees or amended any existing oral or written compensation agreements (except for annual increases in compensation of employees in the ordinary course of business and consistent with past practice);
          (B) issued or contracted to issue any debt or guarantees of debt;
          (C) entered into any joint venture, partnership or other similar arrangement for the conduct of its business;
          (D) made any loans or advances to any employee, Member, officer, director or Affiliate of the Sellers;
          (E) directly or indirectly disposed or accelerated realization of any of its assets, including inventory and receivables, except in the ordinary course of business and consistent with past practice;
          (F) changed the character of their business; or
          (G) entered into any other transaction not in the ordinary course of business.
     (x) Accounts Receivable. All of the accounts receivable reflected in the books and records of the Sellers represent bona fide sales of goods or provision of services and arose in the ordinary course of business. Except as set forth in Schedule 5(x), the Sellers has no knowledge of any accounts receivable with a value in excess of $10,000 in the aggregate that are being contested or disputed by the obligor thereon, or which the Sellers has reason to believe will be contested or disputed.
     (y) Transactions with Affiliates. Except as set forth on Schedule 5(y), all transactions in excess of $5,000 between the Sellers and any Affiliate, relating to Purchased Assets or Assumed Liabilities, (i) were conducted on terms not materially less favorable than with unrelated third parties and (ii) have not been fraudulent with respect to any creditor of the Sellers or any of its Affiliates.

     (z) Product Warranties. Except as set forth in Schedule 5(z) hereto, neither the Sellers does not have (i) any unexpired, express product warranty with respect to any product that it manufactures or sells or that it has heretofore manufactured or sold; (ii) received written notice of any claim based on any product warranty or (iii) knowledge or any reasonable ground to know of any claim (actual or threatened) based on any product warranty of which it has received no written notice. No new (unused) products sold by the Sellers failed to meet any specification relating thereto or were otherwise defective, which failure individually or in the aggregate would have a material adverse effect on the financial condition of the Sellers.
        (aa) Representations and Warranties. All of the representations and warranties of the Sellers contained in this Section 5 are true and correct on and as of the date hereof.
     6. Representations and Warrants of the Buyer. The Buyer represents and warrants to the Sellers as follows:
        (a) Organization, etc. The Buyer is a validly existing corporation, duly organized under the laws of the State of Delaware, and has all requisite power and authority to own, operate and lease its properties and assets and to enter into and perform its obligations under this Agreement.
        (b) Authority. All necessary proceedings of the Buyer and its shareholders have been duly taken to authorize the execution, delivery and performance of this Agreement. This Agreement, has been duly authorized, executed and delivered by the Buyer and is the legal, valid and binding obligation of the Buyer, enforceable against the Buyer in accordance with its terms.
        (c) Compliance with Instruments, Consents, Adverse Agreements. Neither the execution and the delivery of this Agreement, nor the consummation of the transaction contemplated hereby will conflict with or result in any violation of or constitute a default under the Buyer's certificate of incorporation and by-laws or any mortgage, indenture, license, permit, lease or other instrument, judgment, decree, order, law or regulation by which the Buyer is bound. To the Buyer's knowledge, no consent, approval or authorization of or designation, declaration or filing with any governmental authority or other persons or entities on the part of the Buyer is required in connection with the execution or delivery of this Agreement or the consummation of the transaction contemplated hereby. The Buyer is not a party to or subject to any agreement or instrument, or subject to any charter or other restriction or any judgment, order, writ, injunction, decree, law, rule or regulation which materially and adversely affects or, so far as the Buyer can now foresee, may in the future materially and adversely affect the business operations, prospects, properties, assets or condition, financial or otherwise, of the Buyer.
     (d) Accuracy of Documents. All agreements, contracts, leases, titles and other documents delivered by the Buyer to the Sellers for the Sellers' review in connection with this Agreement and the transactions contemplated hereby are true, correct and complete copies of all such agreements, contracts, leases, titles and other documents.
     (e) Representations and Warranties. All of the representations and warranties of Buyer contained in this Section 6 are true and correct on and as of the date hereof.
  7. Covenants of Sellers.  Sellers agree that prior to the Closing:
     (a) Cooperation. Sellers shall use their best efforts to cause the transactions contemplated by this Agreement to be consummated, and, without limiting the generality of the foregoing, to obtain all consents and authorizations of third parties and to make all filings with and give all notices to third parties which may be necessary or reasonably required in order to effect the transactions contemplated hereby. Sellers will use its best efforts to preserve the business of the Sellers intact, to keep available the services of its employees and representatives and to preserve the goodwill of its employees, customers, suppliers and others having business relations with the Sellers.
     (b) Maintenance of Properties, etc. Sellers shall maintain the Purchased Assets in customary repair, order and condition, reasonable wear and tear excepted, and maintain insurance coverage currently in effect with respect to the Purchased Assets and the conduct of the Business, or shall replace such insurance coverage with insurance in such amounts and of such kinds comparable to that in effect on the date of this Agreement.
     (c) Maintenance of Books, etc. Sellers shall maintain its books, accounts and records relative to the business in the usual manner on a basis consistent with prior years. Sellers will duly comply in all respects with all laws, regulations and decrees applicable to them in the conduct of its business.
     (d) Access to Properties, etc. Sellers shall give to Buyer and to its counsel, accountants, investment advisors and other representatives full access, during normal business hours to all of the properties, books, tax returns, contracts, commitments and records of the

Sellers relative to the business, and will furnish to Buyer all such documents and information with respect to the Business operations of the Sellers as Buyer may from time to time reasonably request.
     (e) Certain Prohibited Transactions. Except with the prior written consent of the Buyer, the Sellers will not (i) enter into any contract to merge or consolidate with any other corporation, (ii) change the character of the Business, or sell, transfer or otherwise dispose of or encumber any part of the Purchased Assets, (iii) enter into any other transaction involving the Business not in the ordinary course of business.
     (f) Amending Schedules and Exhibits. From time to time prior to the Closing Date, Sellers shall promptly supplement or amend the Schedules and Exhibits (i) with respect to any matter hereafter arising which, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in the Schedules and Exhibits and (ii) to correct any untruth or inaccuracy contained in any representation or warranty in this Agreement or any Schedule hereto, immediately upon Sellers becoming aware of such untruth or inaccuracy. No such supplement or amendment shall have the effect of curing any misrepresentation or breach of warranty for the transactions contemplated by this Agreement unless Buyer elects to waive such breach and consummate the transactions contemplated by this Agreement
     8. Conditions Precedent to the Obligations of Buyer. All obligations of Buyer under this Agreement are subject to the fulfillment, at or prior to the Closing Date, of each of the following conditions, any or all of which may be waived in whole or in part at or prior to the Closing by Buyer:
        (a) Sellers' Representations and Warranties. The representations and warranties of Sellers herein contained shall be true on and as of the Closing Date with the same force and effect as though made on and as of said date, except as affected by transactions contemplated or permitted by this Agreement.
        (b) Sellers' Covenants. Sellers shall have performed all of its obligations and agreements and complied with all of its covenants contained in this Agreement to be performed and complied with by Sellers on or prior to the Closing Date.
        (c) Sellers' Closing Certificate. Buyer shall have received a certificate of Sellers, executed by an authorized representative of Sellers, dated the Closing Date, certifying as to the fulfillment of the matters mentioned in paragraphs (a) and (b) of this Section 8.
        (d) Consents. Buyer shall have received evidence, satisfactory to Buyer and its counsel, that all of the consents disclosed in any Schedule hereto have been duly obtained and that all permits, licenses, franchises and other authorizations necessary to the operation of the Sellers has been transferred to or issued to Buyer.
        (e) No Litigation. No action, suit or proceeding before any court or any governmental or regulatory authority shall have been commenced and still be pending and no action, suit or proceeding, by any governmental or regulatory authority shall have been commenced against Sellers or against Buyer, seeking to restrain, prevent or change the transactions contemplated hereby or questioning the validity or legality of any of such transactions.
     (f) Documentation. All matters and proceedings taken in connection with the sale of the Purchased Assets by Sellers to Buyer as herein contemplated, including forms of instruments and matters of title, shall be reasonably satisfactory to Sellers and Buyer and to their counsel.
     (g) Evidence of Authorization. Buyer shall have received such evidence of the authorization of the transactions contemplated hereby by Sellers together with certificates of incumbency, written consent and other appropriate documents, as Buyer shall reasonably request.
     (h) Sellers Deliveries. All deliveries, as described in Section 4(a) and elsewhere herein, required to be made under this Agreement to Buyer on or before the Closing Date shall have been received by the Buyer.
     (i) Wesco Amendment. Sellers shall have caused Wesco to amend its Certificate of Incorporation to elect out of the Delaware close corporation laws.
  8.A. Conditions Precident to the Obligations of Sellers. All obligations of Sellers under this Agreement are subject to fulfillment, at or prior to the Closing Date, of each of the following conditions, any or all of which may be waived in whole or in part at or prior to Closing by Sellers.
     (a) Buyer's Representations and Warranties. The representations and warranties of Buyer herein contained shall be true on and as of the Closing
Date with the same force and effect as though made on and as of said date, except as affected by transactions contemplated or permitted by this Agreement.
        (b) Buyer's Deliveries. All deliveries, as described in Section 4(b) herein, required to be made under this Agreement to Sellers on or before the Closing Date shall have been received by Sellers.
     9. Survival of Representations and Warranties. The parties hereto agree that, notwithstanding any right of Buyer fully to investigate the affairs of Sellers and notwithstanding any knowledge of facts determined or determinable by Buyer pursuant to such investigation or right of investigation, Buyer has the right to rely fully upon the representations and warranties of Sellers contained in this Agreement and on the accuracy of the documents, certificates, Exhibits, and Schedules given or delivered by Sellers to Buyer herewith or at the Closing or delivered to Buyer to review for purposes of due diligence. All representations and warranties made in this Agreement or in any Exhibit, Schedule, certificate or document delivered herewith or at the Closing or delivered to Buyer to review for purposes of due diligence shall survive the execution and delivery thereof and the Closing hereunder for a period of two
(2) years provided that the representations and warranties contained in Section 5(e) hereof with respect to tax returns and payments shall survive until the expiration of the respective statutes of limitation applicable thereto.
     10. Bulk Sales Compliance. Buyer and Sellers each waives compliance with the provisions of the applicable statutes relating to bulk transfers or bulk sales. In accordance with the provisions of the Indemnification Agreement described in Section 14 below, Sellers shall indemnify and hold Buyer harmless from and against any and all losses, costs, damages, claims or expenses (including attorneys' fees) which Buyer may sustain by reason of Sellers' failure to comply with such bulk transfer or bulk sales provisions, except with respect to the obligations and liabilities being assumed by Buyer under this Agreement.
     11. Severability. If any provision of this Agreement or the application of any such provision to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extend, the remainder of this Agreement or the application of such provision to such person or circumstances other than those to which it is so determined to be invalid and unenforceable, shall not be affected thereby, and each provision hereof shall be validated and shall be enforced to the fullest extent permitted by law.

     12. Applicable Law. This Agreement shall be governed and construed and interpreted in accordance with the internal laws of the State of Florida without regard to principles of conflicts of laws.
     13. Waivers and Notices. Any failure by any party to this Agreement to comply with any of its obligations, agreement or covenants hereunder may be waived by the Sellers in the case of a default by the Buyer and by the Buyer in the case of a default by the Sellers. All waivers under this Agreement and all notices, consents, demands, requests, approvals and other communications which are required or may be given hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed certified first class mail, postage prepaid, return receipt requested:
         (a) If to the Sellers to each of:

             Interactive Solutions, LLC
             191 West Lowry Lane
             Suite A
             Lexington, Kentucky 40503

             Bruce W. Hanks
             3500 Beaver Place Road
             #167
             Lexington, Kentucky 40503

             Michael Jonas
             4142 Waikiki Drive
             Sarasota, Florida 34241

             Kevin Rogers
             2120 Harbourside Drive
             #617
             Longboat Key, Florida 34228

         (b) If to the Buyer:

             ISL, Inc.
             2150 Whitfield Industrial Way
             Sarasota, Florida 34243

or to such other person or persons at such address or addresses as may be designated by written notice to the other parties hereunder.

     14. Obligation of the Sellers to Indemnify. The Sellers hereby agree to indemnify and hold harmless the Buyer and its Affiliates in accordance with the Escrow/Indemnity Agreement.
     15. Access to Books and Records Post-Closing. After the Closing, (i) the Sellers shall provide the Buyer full access during normal business hours (upon reasonable prior notice) to all books and records which are part of the Retained Assets insofar as they relate to any Purchased Assets or Assumed Liabilities or the conduct of the business after the Closing and (ii) the Buyer shall provide the Sellers full access during normal business hours (upon reasonable prior notice) to all books and records which are part of the Purchased Assets which relate to the Purchased Assets or Assumed Liabilities or the conduct of the business prior to the Closing.
     16. Entire Agreement. This Agreement, together with the other writings delivered in connection herewith, embodies the entire Agreement and understanding of the parties hereto and supersedes all prior agreements including but not limited to, a certain Memorandum of Agreement by and among Buyer and Sellers dated March 11, 1996, or understandings between the parties, oral or written, express or implied. This Agreement cannot be amended orally, but only by a writing duly executed by the parties.
     17. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document.
     18. Headings. Headings of the Sections in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.
     19. Binding Effect, Benefits. This Agreement shall inure to the benefit of and binding upon the parties hereto and their respective successors and assigns; provided, however, that nothing in this Agreement shall be construed to confer any rights, remedies, obligations or liabilities on any person other than the parties hereto or their respective successors and assigns.
     20. Expenses. All costs and expenses, including any sales taxes payable on the transfer of the Purchased (excluding attorneys and accountant's fees) incurred by the parties hereto in connection with this Agreement and the transactions contemplated hereby, shall be paid by the Buyer at Closing. Each party shall pay its own attorneys and accountant's fees in connection with this Agreement.

     21. Brokers. The Sellers agrees to indemnify and hold harmless the Buyer and its Affiliates from and against any and all claims for any other broker's or finder's fee or commission in connection with the transactions contemplated hereby arising out of or based upon any act of the Sellers or its Affiliates. The Buyer agrees to indemnify and hold harmless the Sellers and its Affiliates from and against any and all claims for any broker's or finder's fee or commission in connection with the transactions contemplated hereby arising out of or based upon any act of the Buyer or its Affiliates.
     IN WITNESS WHEREOF, the parties heave executed this Agreement as of the date first written above.
                                           SELLER:

                                           INTERACTIVE SOLUTIONS, LLC
                                           a Kentucky Limited Liability Company


                                           By:  /s/ Bruce W. Hanks
                                           ----------------------------------
                                           Bruce W. Hanks, President


/s/  Bruce W. Hanks                         /s/  Bruce W. Hanks
- --------------------------------            ---------------------------------
Bruce W. Hanks, Individually                Bruce W. Hanks, Member


/s/  Kevin Rogers                           /s/ Kevin Rogers
- --------------------------------            ---------------------------------
Kevin Rogers, Individually                  Kevin Rogers, Member


/s/  Michael Jonas                          /s/  Michael Jonas
- --------------------------------            --------------------------------
Michael Jonas, Individually                 Michael Jonas, Member

                                            BUYER:

                                            ISL, INC.


                                            By:  /s/  Ewen R. Cameron
                                            ---------------------------------
                                            Ewen R. Cameron, President

                                  EXHIBIT A
                             ASSUMED LIABILITIES

Aggregate amount of $50,000

                                 EXHIBIT A-1
                             SUMMARY OF TERMS OF
                            EMPLOYMENT AGREEMENTS

     1. Term - five years
     2. Compensation
        a. Kevin B. Rogers - $175,000/year
        b. Bruce Hanks - $100,000/year
     3. Benefits - Right to participate in any benefit plans offered to salaried employees of Buyer and its parent.
     4. Termination - (i) for cause and (ii) without cause provided ninety (90) days severance paid.
     5. Inventions/Confidentiality - All inventions, patents, copyrights and other proprietary rights shall be transferred to and/or owned by Buyer.
     6. Non-Compete - Non-competition with business of Buyer and its affiliates during term and for a period to be agreed upon thereafter which shall not be less than 6 months and no more than 18 months.

                                   EXHIBIT B
                                RETAINED ASSETS



     None

                                   EXHIBIT C
                                TELTRONICS, INC.
                           SUMMARY OF PROPOSED TERMS


ISSUER:      Teltronics, Inc. ("Issuer")

SECURITIES:  1,000,000 shares of non-voting common stock, $.001 par value
             ("Convertible Common").

DIVIDENDS:   Shares will have dividends only if, when and as declared by the
             Board of Directors.

VOTING: Will have no voting rights except with respect to any attempted amendment, repeal or modification of the Certificate of Incorpo-ration or Designations by Issuer changing the rights of the Convertible Common.

CONVERSION:  Provided the Sellers are not in default of their obligations under this Agreement, the Sellers will have the option to convert the Convertible Common to Common stock of the Issuer on a one share for one share basis thirty days after demonstration of each of the following to the satisfaction of the Issuer ("Conversion Date"):

        (i) Buyer enters into and receives a fully executed contract from the U.S. Department of Defense, Department of the Army, utilizing the Technology, with contract revenues of no less than $50,000,000 or Buyer enters into and receives fully executed major contracts utilizing the Technology, with contract revenues of $50,000,000 within any 12 month period on terms and conditions acceptable to the Board of Directors; and

        (ii) Issuer completes due diligence and investigation of the Group, Wesco and the Partnership with respect to ownership of the Technology and authorization of its transfer.


REDEMPTION:  Issuer will have the right to redeem, in whole or in part, the Convertible Common not previously converted at any time commencing six months subsequent to the Conversion Date by payment of a redemption price equal to $500,000 ("Conversion Price") plus 15% of the Conversion Price for each year the Convertible Common are outstanding prior to conversion.

RESTRICTED SECURITIES:  The Shares will be restricted securities within the meaning of Rule 144 promulgated under the Securities Act of 1933, as amended.

SHAREHOLDER
AGREEMENT:              The Group and Issuer will enter into a Shareholder
                        Agreement which will provide that:


                   (i) The holder of the Convertible Common will not acquire any additional Common Shares of Issuer from any party nor grant to or receive from any other party any voting rights with respect to the Common Shares for a period of five years without the approval of two thirds of the members of the Board of Directors of the Issuer.

                   (ii) The holder will not sell, transfer or dispose any
                        of the Convertible Common and/or the Common without offering Issuer a right of first refusal to acquire such Convertible Common and/or Common on the same terms and conditions proposed by any third party.

CERTIFICATE OF
INCORPORATION:          Issuance of the Convertible Common requires amendments
                        to the Issuer's Certificate of Incorporation to be approved at the next meeting by the stockholders of the Issuer.

                                  EXHIBIT D
                                   MEMBERS


   Membership Name               Percentage Ownership
   ---------------               --------------------
   Kevin Rogers                      33 1/3%
   Bruce W. Hanks                    33 1/3%
   Michael Jonas                     33 1/3%

                                   EXHIBIT E
                                    MEMBERS

              Wesco Capital Holdings, Inc. a Delaware corporation


Authorized Shares:  1,500 shares with no par value

Issued and outstanding shares:  740 shares

Outstanding Shares owned of Record as follows:


                       Bruce W. Hanks        170 shares
                       Kevin Rogers          170 shares
                       Michael Jonas         170 shares
                       *Brett Pafford        *115 shares
                       *Wayne Seufert Trust  *115 shares


Sellers own beneficially and of record at least 68.91% of the outstanding shares.


*Disputed

          Schedules 5(f), 5(m), 5(r), 5(s), 5(w), 5(x), 5(y) and 5(z)




     Buyer and Sellers agree to complete these Schedules before Closing but no later than April 8, 1996. Any and all information submitted by Sellers to Buyer in connection with these Schedules, after the execution of this Agreement, is subject to review and approval by Buyer. Buyer may, for any reason, refuse to approve all or part of any proposed additions by Sellers to these Schedules.

                                 Schedule 5(k)
                              Financial Condition

A. Worlds Agreement
     Under the Worlds Agreement the aggregate amounts for Sellers' work:
     1. Performed, invoiced and paid is $_________.
     2. Performed, invoiced and not paid (outstanding) is $________.
     3. Performed, but not yet invoiced is $_________.
     4. To be performed is $_________.

B. Phoenix License
     Under the Phoenix License amounts:
     1. Already paid by Sellers is $________.
     2. Billed to Sellers, but not yet paid is $________.
     3. To be billed to Sellers is $________.

                                 Schedule 5(l)
                      Trademarks, Licenses, Patents, etc.

A. All of Sellers' trademarks, service marks, trade names, drawings, concepts, inventions, brands, patents, all applications for registration and registrations for trademarks, copyrights and patents, all franchises, permits, licenses and any and all rights of Sellers with respect to the above including but not limited to: (i) The patent, patent application and/or assignment of invention entitled "Multi Pro Systems Board", Kevin
     B. Rogers, Inventor dated 10/17/95; (ii) "Multi Pro Systems Card"; (iii) "ISL Multimedia Processing Unit or ISL MPU"; (iv) "ISL Processing Unit";
     (v) "Multi Pro System Board"; (vi) Full MPEG decoder subsystem; (vii) Modular Design with Selective Placement; (viii) Supreme Connector Management.

     Together with all of the inventions, trade secrets, shop rights, know-how, business plans and strategies, proprietary processes and formulas, data bases, and all other proprietary technical information, whether patentable or unpatentable related to, derived from or utilized in any of the above. Additionally, all of Sellers' computer programs and a copy of the source code and object code of all computer programs used by Sellers, together with all additions, modifications, updates and enhancements thereto; all design specifications including, but not limited to, program descriptions, system flow charts, file layouts, report layouts, screen layouts, and all other computer program documentation.

                                 Schedule 5(q)
                           Agreements, Licenses, etc.

1. Development & Software License Agreement entered into as of October 17, 1995, by and between Worlds, Inc., a Delaware corporation and Interactive Solutions, Limited, a Kentucky Corporation with principal offices located at 191 West Lowry Lane, Suite A, Lexington, Kentucky, together with any and all amendments, assignments and/or modifications thereof.
2. Computer Technology License Agreement effective as of December 15, 1995 by and between Phoenix Technologies Ltd., a Delaware corporation and Interactive Solutions, Ltd. a Kentucky corporation, together with any and all amendments, assignments and/or modifications thereof.